                                                                    EXHIBIT 99.6



                          TOPEKA C.I. ASSOCIATES, L.P.
                            (A Limited Partnership)

                              FINANCIAL STATEMENTS

                     - - - - - - - - - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994

                     [MAYER HOFFMAN McCANN L.C. LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT
                         - - - - - - - - - - - - - - -

To the Partners

         Topeka C.I. Associates, L.P.

                  We have audited the balance sheets of

                          TOPEKA C.I. ASSOCIATES, L.P.

a limited partnership, as of December 31, 1995 and 1994, and the related statements of income, changes in partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Topeka C.I. Associates, L.P. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                        /s/ MAYER HOFFMAN McCANN L.C.

February 19, 1996

                          TOPEKA C.I. ASSOCIATES, L.P.

                                 BALANCE SHEETS

                               - - - - - - - - -

                           December 31, 1995 and 1994



                                                         1995          1994
                                                     -----------    -----------
                                 A S S E T S

CURRENT ASSETS
 Cash                                                $   111,739    $    82,256
 Accounts receivable, less allowance for doubtful
   accounts (1995, $1,142; 1994, $768)                    27,745         20,916
 Prepaid expenses and other current assets                13,069          8,943
                                                     -----------    -----------
         TOTAL CURRENT ASSETS                            152,553        112,115

PROPERTY AND EQUIPMENT, at cost, less
 accumulated depreciation                              4,624,978      4,969,813

INTANGIBLE ASSETS, at cost, less
 accumulated amortization                                 68,490         73,656

REPAIR AND REPLACEMENT FUND                              110,468         99,469

DEPOSIT                                                    8,450          8,450
                                                     -----------    -----------

         TOTAL ASSETS                                $ 4,964,932    $ 5,263,503
                                                     ===========    ===========

                            L I A B I L I T I E S

CURRENT LIABILITIES
 Accounts payable
   Trade                                             $    36,956    $    48,105
   Affiliates                                             14,057         13,475
 Accrued expenses                                         91,493         82,377
 Current portion of long-term debt                       151,420        130,126
                                                     -----------    -----------
         TOTAL CURRENT LIABILITIES                       293,926        274,083
                                                     -----------    -----------

LONG-TERM DEBT, less current portion above             2,821,827      2,985,419
                                                     -----------    -----------

                        P A R T N E R S'  E Q U I T Y

PARTNERS' EQUITY                                       1,849,186      2,004,001
                                                     -----------    -----------

         TOTAL LIABILITIES AND PARTNERS' EQUITY      $ 4,964,939    $ 5,263,503
                                                     ===========    ===========


                       See Notes to Financial Statements

                          TOPEKA C.I. ASSOCIATES, L.P.

                              STATEMENTS OF INCOME
                             - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994


                                                       1995              1994
                                                   -----------      -----------
REVENUES
 Rooms                                             $ 2,021,571      $ 1,921,805
 Other departments                                      80,224           79,362
                                                   -----------      -----------
         TOTAL REVENUES                              2,101,795        2,001,167
                                                   -----------      -----------

OPERATING EXPENSES
 Rooms                                                 493,063          462,469
 Other departments                                      42,323           40,260
 Administrative and general                            345,231          337,015
 Marketing                                             123,960          119,825
 Property operation, maintenance and
   energy costs                                        188,833          195,300
 Property taxes and insurance                          100,430          106,076
                                                   -----------      -----------
         TOTAL OPERATING EXPENSES                    1,293,840        1,260,945
                                                   -----------      -----------

OPERATING INCOME BEFORE OTHER INCOME (EXPENSE)         807,955          740,222
                                                   -----------      -----------

OTHER INCOME (EXPENSE)
 Interest income                                         7,661              236
 Interest expense                                     (206,009)        (215,213)
 Depreciation and amortization                        (412,857)        (407,393)
                                                   -----------      -----------
         TOTAL OTHER INCOME (EXPENSE)                 (611,205)        (622,370)
                                                   -----------      -----------

         NET INCOME                                $   196,750      $   117,852
                                                   ===========      ===========



                       See Notes to Financial Statements

                          TOPEKA C.I. ASSOCIATES, L.P.

                   STATEMENTS OF CHANGES IN PARTNERS' EQUITY
                   - - - - - - - - - - - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994



                                        General        Limited
                                        Partner        Partners          Total
                                       --------      -----------      -----------

BALANCE, DECEMBER 31, 1993             $ 74,043      $ 2,048,801      $ 2,122,844

DISTRIBUTIONS TO PARTNERS                (8,261)        (228,434)        (236,695)

NET INCOME                                4,113          113,739          117,852
                                       --------      -----------      -----------

         BALANCE DECEMBER 31, 1994       69,895        1,934,106        2,004,001

DISTRIBUTIONS TO PARTNERS               (12,273)        (339,292)        (351,565)

NET INCOME                                6,868          189,882          196,750
                                       --------      -----------      -----------

         BALANCE DECEMBER 31, 1995     $ 64,490      $ 1,784,696      $ 1,849,186
                                       ========      ===========      ===========



                       See Notes to Financial Statements

                          TOPEKA C.I. ASSOCIATES, L.P.

                            STATEMENTS OF CASH FLOWS
                           - - - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994


                                                          1995           1994
                                                       ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                            $ 196,750      $ 117,852
 Adjustments to reconcile net income to net
   cash provided by operating activities
   Depreciation                                          407,691        402,225
   Amortization                                            5,166          5,168
   Loss on disposal of property and equipment                 --          9,771
   Decrease (increase) in operating assets
     Accounts receivable                                  (6,829)        10,667
     Prepaid expenses and other current assets            (4,126)         1,652
 Increase (decrease) in operating liabilities
     Accounts payable                                    (10,567)        16,424
     Accrued expenses                                      9,116        (49,960)
                                                       ---------      ---------
         NET CASH PROVIDED BY OPERATING ACTIVITIES       597,201        513,799
                                                       ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                      (62,856)      (148,026)
 Additions to repair and replacement fund                (62,762)       (59,787)
 Reimbursements received from the repair and
   replacement fund                                       51,763         80,375
                                                       ---------      ---------
         NET CASH USED IN INVESTING ACTIVITIES           (73,855)      (127,438)
                                                       ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
 Distributions to partners                              (351,565)      (236,695)
 Repayment of long-term debt                            (142,298)      (143,784)
                                                       ---------      ---------
         NET CASH USED IN FINANCING ACTIVITIES          (493,863)      (380,479)
                                                       ---------      ---------
         NET INCREASE IN CASH                             29,483          5,882

         CASH, BEGINNING OF YEAR                          82,256         76,374
                                                       ---------      ---------

         CASH, END OF YEAR                             $ 111,739      $  82,256
                                                       =========      =========




                       See Notes to Financial Statements

                          TOPEKA C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                         - - - - - - - - - - - - - - -


(1)  Summary of significant accounting policies

                  Nature of operations - The Partnership was formed for the purpose of constructing, owning and operating a 121-room hotel, known as the "ClubHouse Inn", in Topeka, Kansas. The hotel opened on June 15, 1986. ClubHouse Properties, Inc. is the managing general partner and owner of 3.491% of the partnership. Partnership revenues are generated from hotel operations and related activities.

                  Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Depreciation and Amortization - Depreciation and amortization are computed on the straight-line method over the following estimated useful lives:

                  Asset                         Useful  Life
                  -----                         ------------

     Building and improvements                 15 - 39 years
     Furniture and equipment                    7 - 10 years
     Financing costs                                25 years
     Franchise costs                                15 years
     Organization and pre-opening costs             35 years

                  Advertising costs - Advertising costs are charged to operations when incurred. Advertising expense for the years ended December 31, 1995 and 1994 was $80,999 and $75,976, respectively.

                  Income taxes - No provision is included in these statements for income taxes since each partner is individually responsible for reporting their respective share of the Partnership net income or loss. The income for tax purposes for the years ended December 31, 1995 and 1994 was $343,788 and $273,057, respectively.

                  Allocation of net income or loss - Net income or loss is allocated between the general partner and the limited partner as follows:

                  General partner           3.491%
                  Limited partner           96.509%

                  Cash - For purpose of the statements of cash flows, cash consists of cash on-hand and demand deposits with financial institutions. Cash paid for interest during the years ended December 31, 1995 and 1994 was $206,009 and $215,215, respectively.

                          TOPEKA C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                         - - - - - - - - - - - - - - -


(2)  Property and equipment

                                                         December 31,
                                                 ----------------------------
                                                     1995             1994
                                                 -----------      -----------
     Cost
      Land                                       $   617,179      $   617,179
      Building and improvements                    5,386,899        5,386,899
      Furniture and equipment                      1,569,049        1,558,939
                                                 -----------      -----------
                  Total cost                       7,573,127        7,563,017
     Accumulated depreciation                     (2,948,149)      (2,593,204)
                                                 -----------      -----------
                  Net property and equipment     $ 4,624,978      $ 4,969,813
                                                 ===========      ===========

                  The aggregate depreciation on property and equipment charged to operations for the years ended December 31, 1995 and 1994 was $407,691 and $402,225, respectively.

(3)  Intangible assets

                                                          December 31,
                                                   ------------------------
                                                       1995           1994
                                                   ---------      ---------
          Cost
            Financing costs                        $  76,000      $  76,000
            Franchise costs                           25,000         25,000
            Organization and pre-opening costs        16,086         16,086
                                                   ---------      ---------
                        Total cost                   117,086        117,086
          Accumulated amortization                   (48,596)       (43,430)
                                                   ---------      ---------
                        Net intangible assets      $  68,490      $  73,656
                                                   =========      =========

                  The aggregate amortization on intangible assets charged to operations for the years ended December 31, 1995 and 1994 was $5,166 and $5,168, respectively.

(4)  Long-term debt

                                                                                             December 31,
                                                                                    -----------------------------
                                                                                        1995              1994
                                                                                    -----------       -----------
           Mortgage notes payable collateralized by substantially all of the
         Partnership's property and equipment, payable in monthly installments of principal and interest. Final payment due November 2011. Interest is subject to adjustment periodically using the Federal Home Loan Bank of Topeka's advance rate plus 2%. The next scheduled
         adjustment is July 1996                                                    $ 2,973,247       $ 3,115,545

                   Less: current portion                                                151,420           130,126
                                                                                    -----------       -----------

                   Noncurrent portion                                               $ 2,821,827       $ 2,985,419
                                                                                    ===========       ===========

                          TOPEKA C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                         - - - - - - - - - - - - - - -

(4)  Long-term debt (continued)

                  Maturities for long-term debt are as follows:

         Years Ending December 31,
         -------------------------

                   1996                        $   151,420
                   1997                            161,963
                   1998                            127,125
                   1999                            133,755
                   2000                            143,068
                   Later years                   2,255,916
                                               -----------
                    Total long-term debt       $ 2,973,247
                                               ===========

(5)  Related party transactions

                  ClubHouse Inns of America, Inc. is an affiliate of the Partnership through common ownership. There is a management agreement with ClubHouse Inns of America to manage the Partnership's hotel and to provide accounting services. Management and accounting fees of $83,439 and $79,542 were earned by ClubHouse Inns of America, Inc. during the years ended December 31, 1995 and 1994, respectively.

                  In addition to the fees above, the Partnership is obligated under a franchise agreement with ClubHouse Inns of America, Inc. to pay franchise and marketing fees along with its share of the costs of the central reservation system. The Partnership may purchase goods through the centralized purchasing service. The Partnership incurred the following expenses to ClubHouse Inns of America, Inc.:

                                           Years Ended December 31,
                                          ------------------------
                                             1995           1994
                                          ---------       --------
          Royalty fees                     $ 80,863       $ 76,872
          Marketing fees                     30,324         28,827
          Central reservation expenses       16,239         15,091
          Administrative fees                12,000         12,000

(6)  Repair and replacement fund

                  Under the terms of the Partnership's management agreement, the Partnership is required to fund a reserve for repair and replacement of property and equipment. The agreement calls for the Partnership to place three percent of gross revenues per month in this fund. Expenditures from this fund require the approval of ClubHouse Inns of America, Inc., the Partnership's management company.

                          TOPEKA C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                         - - - - - - - - - - - - - - -

(7)  Fair value of financial instruments

                  Statement of Financial Accounting Standards No.107, "Disclosures about Fair Value of Financial Instruments", requires disclosures of estimated fair values for financial instruments held by the Partnership. Financial instruments, as defined in SFAS No.107, held by the Partnership include cash, repair and replacement reserves and the Partnership's mortgage note. The carrying amounts and estimated fair values of these financial instruments, as of December 31, 1995, are as follows:

                                          Carrying           Estimated
                                           Amount            Fair Value
                                         ----------          ----------

Cash                                     $  111,739          $  111,739
Repair And replacement reserves          $  110,468          $  110,468
Long-term debt                           $2,973,247          $2,973,247

                  The carrying value's of the Partnership's cash and repair and replacement reserves approximate fair value as of December 31, 1995. The interest rate on the Partnership's long-term debt is adjusted periodically in accordance with changes in the "base-rate". Consequently, the carrying value approximates fair value.

                             ADDITIONAL INFORMATION
                            - - - - - - - - - - - -

                     [MAYER HOFFMAN McCANN L.C. LETTERHEAD]

             INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION
            - - - - - - - - - - - - - - - - - - - - - - - - - - - -

To the Board of Directors

         Topeka C.I. Associates, L.P.

                  Our audits were made for the purpose of forming an opinion on the basic financial statements of Topeka C.I. Associates, L.P. for the years ended December 31, 1995 and 1994, taken as a whole. The accompanying ADDITIONAL INFORMATION is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements. In our opinion, the accompanying ADDITIONAL INFORMATION is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                      /s/ MAYER HOFFMAN McCANN L.C.

February 19, 1996

                          TOPEKA C.I. ASSOCIATES, L.P.

                 ADDITIONAL INFORMATION - STATEMENTS OF INCOME
                 - - - - - - - - - - - - - - - - - - - - - - -

                  RECONCILIATION OF FINANCIAL REPORTING INCOME
                              TO TAX BASIS INCOME


                                                           1995               1994
                                                        ---------          ---------

Net income, financial reporting basis                   $ 196,750          $ 117,852

Tax depreciation less than financial reporting
 depreciation                                             157,500            161,475

Tax amortization of intangible assets greater
 than financial reporting amortization                    (10,447)           (12,681)

Other                                                         (15)             6,411
                                                        ---------          ---------

Net income, tax basis                                   $ 343,788          $ 273,057
                                                        =========          =========
